Exhibit 99.1

Lantronix Reports Third Quarter Fiscal 2021 Results

•	Second Quarter Net Revenue Was $17.1 Million, Up 4% Year Over Year and 3% Sequentially
•	GAAP Gross Margins of 45.1% Improved 290 Basis Points Sequentially from 42.2% Reflecting Strengthening Product Mix
•	GAAP EPS Improved to ($0.04) per Share vs. ($0.19) in the Prior Year
•	Non-GAAP EPS Was $0.05 per share, Up 150% from the Prior Year and Up 67% Sequentially
•	Demand Strengthened, Driving Another Record Backlog Entering Q4
•	Cash Balance of $8.3 million

Irvine, CA – Apr. 29, 2021 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of software as a service (“SaaS”), connectivity services, engineering services, and intelligent hardware solutions for the Internet of Things (IoT) and Remote Environment Management (REM), today reported results for the third quarter of fiscal 2021 that ended March 31, 2021.

Net revenue totaled $17.1 million, up 4 percent year over year and up 3 percent sequentially.

GAAP EPS improved to ($0.04), compared to ($0.19) in the prior year, and ($0.05) in the prior quarter.

Non-GAAP EPS was $0.05, compared to $0.02 in the prior year, and $0.03 in the prior quarter.

“Our third fiscal quarter saw a continued strengthening of demand for our solutions, improved product mix, and strong sequential gross margin improvement.” stated Paul Pickle, president and CEO of Lantronix. “Visibility is increasing and our backlog entering the quarter set a new record. While supply chain issues remain, we expect to execute on continuing improvements in results for the benefit of our shareholders.”

Business Outlook

For the full year fiscal 2021, the company expects year over year revenue growth of 15-25 percent, with non-GAAP EPS growth on the order of 100-175 percent.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Thursday, April 29th at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the third quarter of fiscal 2021 that ended March 31, 2021. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2021 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time on Thursday, April 29th at www.lantronix.com. A telephonic replay will also be available through May 5, 2021, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10155459.

About Lantronix

Lantronix, Inc. is a global provider of software as a service (“SaaS”), engineering services, and hardware for Edge Computing, the Internet of Things (IoT), and Remote Environment Management (REM). Lantronix enables its customers to provide reliable and secure solutions while accelerating their time to market. Lantronix’s products and services dramatically simplify operations through the creation, development, deployment, and management of customer projects at scale while providing quality, reliability and security.

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Lantronix’s portfolio of services and products address each layer of the IoT Stack including Collect, Connect, Compute, Control and Comprehend, enabling its customers to deploy successful IoT and REM solutions. Lantronix’s services and products deliver a holistic approach, addressing its customers’ needs by integrating a SaaS management platform with custom application development layered on top of external and embedded hardware enabling intelligent edge computing, secure communications (wired, Wi-Fi, and cellular), location and positional tracking, and environmental sensing and reporting.

With three decades of proven experience in creating robust industry and customer specific solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things and Remote Environment Management. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental, infrastructure and government.

For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix

References in this Report to “fiscal 2021” refer to the fiscal year ended June 30, 2021 and references to “fiscal 2020” refer to the fiscal year ended June 30, 2020.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our projected operating and financial performance for fiscal 2021, the short- and long-term impact of COVID-19 on our business, our ability to innovate and to enable new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things and Remote Environment Management as well as the benefits that might be derived from the efforts of our team to transform our business. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of COVID-19 and the measures to reduce its spread on our employees, supply and distribution chains, the global economy and our financial condition and liquidity; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market[] LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

© 2021 Lantronix, Inc. All rights reserved. Lantronix and XPort are registered trademarks, and ConsoleFlow is a trademark, of Lantronix, Inc.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$8,277	$7,691
Accounts receivable, net	11,623	11,411
Inventories	15,079	13,781
Contract manufacturers' receivables	1,258	337
Prepaid expenses and other current assets	2,337	1,290
Total current assets	38,574	34,510
Property and equipment, net	1,442	1,587
Goodwill	15,810	15,810
Purchased intangible assets, net	9,934	12,449
Lease right-of-use assets	2,266	3,345
Other assets	243	232
Total assets	$68,269	$67,933

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,791	$5,331
Accrued payroll and related expenses	2,427	2,658
Short-term debt, net	1,472	1,472
Other current liabilities	8,033	6,308
Total current liabilities	18,723	15,769
Long-term debt, net	2,578	3,682
Other non-current liabilities	1,061	1,962
Total liabilities	22,362	21,413

Commitments and contingencies

Stockholders' equity:
Common stock	3	3
Additional paid-in capital	248,600	246,265
Accumulated deficit	(203,067)	(200,119)
Accumulated other comprehensive income	371	371
Total stockholders' equity	45,907	46,520
Total liabilities and stockholders' equity	$68,269	$67,933

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2021	2020	2020	2021	2020
Net revenue	$17,108	$16,585	$16,512	$50,839	$42,481
Cost of revenue	9,390	9,589	9,135	27,886	22,132
Gross profit	7,718	6,996	7,377	22,953	20,349
Operating expenses:
Selling, general and administrative	4,995	4,853	5,558	14,747	14,902
Research and development	2,519	2,449	2,724	7,540	7,681
Restructuring, severance and related charges	120	137	2,263	349	3,366
Acquisition-related costs	178	–	1,250	178	2,246
Amortization of purchased intangible assets	754	879	801	2,515	1,096
Total operating expenses	8,566	8,318	12,596	25,329	29,291
Loss from operations	(848)	(1,322)	(5,219)	(2,376)	(8,942)
Interest expense, net	(77)	(82)	(83)	(244)	(43)
Other income (expense), net	(224)	2	129	(183)	76
Loss before income taxes	(1,149)	(1,402)	(5,173)	(2,803)	(8,909)
Provision for income taxes	38	57	43	145	128
Net loss	$(1,187)	$(1,459)	$(5,216)	$(2,948)	$(9,037)
Net loss per share - basic and diluted	$(0.04)	$(0.05)	$(0.19)	$(0.10)	$(0.37)
Weighted-average common shares - basic and diluted	28,819	28,661	27,048	28,617	24,369

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2021	2020	2020	2021	2020

GAAP net loss	$(1,187)	$(1,459)	$(5,216)	$(2,948)	$(9,037)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	70	85	70	212	142
Employer portion of withholding taxes on stock grants	3	–	1	3	2
Depreciation and amortization	170	181	149	528	289
Total adjustments to cost of revenue	243	266	220	743	433
Selling, general and administrative:
Share-based compensation	803	671	939	1,919	2,176
Employer portion of withholding taxes on stock grants	19	6	3	30	9
Depreciation and amortization	38	37	81	130	188
Total adjustments to selling, general and administrative	860	714	1,023	2,079	2,373
Research and development:
Share-based compensation	170	135	123	405	331
Employer portion of withholding taxes on stock grants	5	2	3	13	8
Depreciation and amortization	57	50	39	140	95
Total adjustments to research and development	232	187	165	558	434
Restructuring, severance and related charges	120	137	2,263	349	3,366
Acquisition related costs	178	–	1,250	178	2,246
Amortization of purchased intangible assets	754	879	801	2,515	1,096
Litigation settlement cost	–	–	75	–	75
Amortization of manufacturing profit in acquired inventory	–	–	33	7	204
Total non-GAAP adjustments to operating expenses	2,144	1,917	5,610	5,686	9,794
Interest (income) expense, net	77	82	83	244	43
Other (income) expense, net	224	(2)	(129)	183	(76)
Provision for income taxes	38	57	43	145	128
Total non-GAAP adjustments	2,726	2,320	5,827	7,001	10,322
Non-GAAP net income	$1,539	$861	$611	$4,053	$1,285

Non-GAAP net income per share - diluted	$0.05	$0.03	$0.02	$0.13	$0.05

Denominator for GAAP net income per share - diluted	28,819	28,661	27,048	28,617	24,369
Non-GAAP adjustment	1,700	1,695	1,641	1,821	1,669
Denominator for non-GAAP net income per share - diluted	30,519	30,356	28,689	30,438	26,038

GAAP operating expenses	$8,566	$8,318	$12,596	$25,329	$29,291
Non-GAAP adjustments to operating expenses	(2,144)	(1,917)	(5,610)	(5,686)	(9,794)
Non-GAAP operating expenses	$6,422	$6,401	$6,986	$19,643	$19,497

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020	March 31, 2021	March 31, 2020
IoT	$13,661	$13,402	$13,922	$41,683	$35,323
REM	3,305	3,095	2,424	8,802	6,557
Other	142	88	166	354	601
	$17,108	$16,585	$16,512	$50,839	$42,481

	Three Months Ended			Nine Months Ended
	March 31, 2021	December 31, 2020	March 31, 2020	March 31, 2021	March 31, 2020
Americas	$8,615	$8,023	$10,126	$27,567	$21,730
EMEA	4,096	4,740	3,612	11,475	12,495
Asia Pacific Japan	4,397	3,822	2,774	11,797	8,256
	$17,108	$16,585	$16,512	$50,839	$42,481

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